                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  June 17, 1998


                         ENGINEERING ANIMATION, INC.
           (Exact name of registrant as specified in its charter)


           DELAWARE                                             42-1323712
(State or other jurisdiction of         000-27670            (I.R.S. Employer
incorporation or organization)   (Commission File Number)   Identification No.)


                            2321 North Loop Drive
                              Ames, Iowa  50010
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (515) 296-9908

                                    None
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Sense8 Corporation

        On June 17, 1998, Engineering Animation, Inc. (the "Company") completed the acquisition of Sense8 Corporation ("Sense8"), a privately held developer and distributor of interactive, real-time 3D and virtual reality tools and applications. The Company acquired Sense8 pursuant to a merger of Sense8 with and into the Company (the "Merger"). In connection with the acquisition, the Company issued common stock, $0.01 per share par value ("Common Stock") to Sense8 shareholders with a value of approximately $7,000,000, based on the stock price of $42.61725 per share, as provided in the Amended and Restated Agreement and Plan of Merger ("the "Merger Agreement") among the Company, Sense8 and EAICA, Inc., a wholly owned subsidiary of the Company. The Company also assumed approximately $1,300,000 in liabilities of Sense8. The shareholders of Sense8 received approximately 0.084655 of a share of Common Stock for each share of Sense8 common stock, 0.244215 of a share of Common Stock for each share of Sense8 Series A Preferred Stock and 0.499041 of a share of Common
Stock for each share of Sense8 Series B Preferred Stock held at the consummation of the transaction. Each outstanding option or warrant to acquire common stock of Sense8 automatically converted into an option or warrant to acquire the same number of shares of Common Stock as the shares underlying such Sense8 option or warrant would have been exchangeable for had such Sense8 option or warrant been exercised in full immediately prior to the consummation of the acquisition. The acquisition of Sense8 by the Company will be treated as a purchase for accounting and financial reporting purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Index to Financial Statements and Exhibits.

The following financial statements will be filed by amendment not more than sixty days after the filing date of this Form 8-K.

    (i)  Unaudited Pro Forma Consolidated Condensed Combined Financial
           Statements

         Introduction                                                       F-1

         Unaudited Pro Forma Combined Balance Sheet at March 31, 1998       F-2

         Unaudited Pro Forma Combined Statement of Operations For the
           Quarter Ended March 31, 1998                                     F-3

         Unaudited Pro Forma Combined Statement of Operations For the
           Year Ended December 31, 1997                                     F-4

         Notes to Unaudited Pro Forma Consolidated Condensed Combined
           Financial Statements                                             F-5

    (ii) Sense8, Inc. Financial Statements

         Report of Independent Accountants                                  F-6

         Consolidated Balance Sheet at December 31, 1996 and 1997, and
           Unaudited Consolidated Balance Sheet at March 31, 1998           F-7

         Consolidated Statement of Operations -- Years ended
           December 31, 1996 and 1997, and Unaudited Consolidated
           Statement of Operations -- Quarter Ended March 31, 1998          F-8

         Consolidated Statement of Shareholders' Equity
           (Deficit)-- Years ended December 31, 1996 and 1997, and
           Unaudited Consolidated Statement of Shareholders' Equity
           (Deficit) -- Quarter ended March 31, 1998                        F-9

         Consolidated Statements of Cash Flows -- Years ended
           December 31, 1996 and 1997, and Unaudited Consolidated
           Statement of Cash Flows -- Quarter ended March 31, 1998          F-10

         Notes to Consolidated Financial Statements                         F-11

    (b)  Exhibits.


         The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ENGINEERING ANIMATION, INC.


Date: July 1, 1998                          By: /s/ Jamie A. Wade
                                               --------------------------------
                                               Jamie A. Wade
                                               Vice President of Administration
                                                 and General Counsel

                         ENGINEERING ANIMATION, INC.

                      EXHIBIT INDEX TO FORM 8-K REPORT


Exhibit    Description
-------    -----------
2.1        Amended and Restated Agreement and Plan of Merger among the Company,
           EAICA, Inc. and Sense8 Corporation.*

3.4        Certificate of Merger of Sense8 Corporation into Engineering
           Animation, Inc.

------------------
* The schedules and exhibits to these documents are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.